Earnings per share	12 Months Ended
Dec. 31, 2012
Earnings per share

8     Earnings per share

Basic earnings per share have been calculated using net income for the year divided by the weighted average number of shares outstanding during the year.

Diluted earnings per share have been calculated using the treasury stock method, which assumes that any proceeds received from the exercise of in-the-money options would be used to purchase Common Shares at the average market price for the period. For purposes of this calculation, at December 31, 2012, there were 4.2 million dilutive options outstanding (2011 – 4.7 million; 2010 – 2.7 million). These option totals at December 31, 2012 exclude 0.2 million options (2011 – 0.3 million; 2010 – 3.6 million) for which there are TSARs outstanding (Note 24), as these are not included in the dilution calculation.

The number of shares used in the earnings per share calculations is reconciled as follows:

(in millions)	2012	2011	2010

Weighted average shares outstanding	171.8	169.5	168.8
Dilutive effect of weighted average number of stock options	1.4	1.1	0.4

Weighted average diluted shares outstanding	173.2	170.6	169.2

In 2012, the number of options excluded from the computation of diluted earnings per share because their effect was not dilutive was 0.2 million (2011 – 1.4 million; 2010 – 0.9 million).